                                                                    Exhibit 99.2
                         Form 3 Joint Filer Information

Names:  Kelso Investment Associates, L.P.
        Kelso Equity Partners II, L.P.
        Kelso Partners I, L.P.
        Kelso Partners III, L.P.
        Kelso Partners IV, L.P.

Address of all Filers:  c/o Kelso and Company
                           320 Park Avenue, 24th Floor
                               New York, NY 10022

Designated Filer: KIA III - Earle M. Jorgensen, L.P.

Issuer & Ticker Symbol: Earle M. Jorgensen Company (JOR)

Date of Event Requiring Statement: 4/14/05

Signatures

    KIA III - Earle M. Jorgensen, L.P. By: *                   4/14/05
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        ** Signature of Reporting Person                         Date

    Kelso Investment Associates, L.P. By: *                    4/14/05
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        ** Signature of Reporting Person                         Date

    Kelso Equity Partners II, L.P. By: *                       4/14/05
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        ** Signature of Reporting Person                         Date

    Kelso Partners I, L.P. By: *                               4/14/05
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        ** Signature of Reporting Person                         Date

    Kelso Partners III, L.P. By: *                             4/14/05
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        ** Signature of Reporting Person                         Date

    Kelso Partners IV, L.P. By: *                              4/14/05
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        ** Signature of Reporting Person                         Date

    * By: James J. Connors, II, Attorney-in-fact               4/14/05
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        ** Signature of Reporting Person                         Date